UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2016

MEDICAL PROPERTIES TRUST, INC.

MPT OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Commission File Number

001-32559

333-177186

Maryland Delaware	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)

(205) 969-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 22, 2016, Medical Properties Trust, Inc.’s, a Maryland corporation (the “Company”), operating partnership, MPT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and MPT Finance Corporation, a Delaware corporation and wholly owned subsidiary of the Operating Partnership (“MPT Finance” and, together with the Operating Partnership, the “Issuers”), completed a public offering of $500 million aggregate principal amount of their 5.250% Senior Notes due 2026 (the “Notes”). The Notes are governed by the terms of an Indenture, dated as of October 10, 2013 (the “Base Indenture”), among the Company, the Issuers, certain subsidiaries of the Operating Partnership and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a Tenth Supplemental Indenture, dated as of July 22, 2016 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among the Issuers, the Company and the Trustee.

Interest on the Notes will be payable semi-annually on February 1 and August 1 of each year, commencing on February 1, 2017. The Notes will pay interest in cash at a rate of 5.250% per year. The Notes will mature on August 1, 2026. The Issuers may redeem some or all of the Notes at any time prior to August 1, 2021 at a “make-whole” redemption price. On or after August 1, 2021, the Issuers may redeem some or all of the Notes at a premium that will decrease over time. In addition, at any time and from time to time prior to August 1, 2019, the Issuers may redeem up to 35% of the Notes at a redemption price equal to 105.250% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, using the proceeds from one or more equity offerings.

The Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Company.

In the event of a Change of Control (as defined in the Indenture), each holder of the Notes may require the Issuers to repurchase some or all of its Notes at a repurchase price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest to the date of purchase.

The Indenture contains restrictive covenants that, among other things, restrict the ability of the Issuers and their restricted subsidiaries to: (i) incur debt; (ii) pay dividends and make distributions on, or redeem or repurchase, their capital stock; (iii) make certain investments or other restricted payments; (iv) sell assets; (v) create liens; (vi) enter into transactions with affiliates; and (vii) merge, consolidate or transfer all or substantially all of their assets. The Issuers and their restricted subsidiaries are also required to maintain total unencumbered assets of at least 150% of their collective unsecured debt. All of these covenants are subject to a number of important limitations and exceptions under the Indenture.

The Indenture also provides for customary events of default, including, but not limited to, the failure to make payments of interest or premium, if any, on, or principal of, the Notes, the failure to comply with certain covenants and agreements specified in the Indenture for a period of time after notice has been provided, the acceleration of other indebtedness resulting from the failure to pay principal on such other indebtedness prior to its maturity, and certain events of insolvency. If an Event of Default (as defined in the Indenture) occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable, except that an Event of Default resulting from certain events of insolvency with respect to an Issuer will automatically cause the Notes to become immediately due and payable without any declaration or other act on the part of the Trustee or any holders of Notes.

The offering and sale of the Notes was made pursuant to a free writing prospectus, preliminary prospectus supplement and final prospectus supplement pursuant to the Issuers’ and the Company’s effective registration statement on Form S-3 (File No. 333-190543), each of which has been filed with the Securities and Exchange Commission.

The net proceeds from the offering and sale of the Notes were approximately $492.8 million, after deducting underwriting discounts, commissions and estimated offering expenses. The Issuers used approximately $474.3 million of the net proceeds from the offering to satisfy and discharge all of the $450 million aggregate principal amount of their existing 6.875% Senior Notes due 2021, including premium and accrued and unpaid interest thereon. The Operating Partnership intends to use the remaining net proceeds to repay borrowings under its revolving credit facility and for general corporate purposes, which may include investing in additional healthcare properties.

The foregoing is a summary description of certain terms of the Indenture and the Notes and is qualified in its entirety by reference to the text of the Indenture (including the form of Note included as an exhibit thereto). A copy of the Base Indenture and a copy of the Supplemental Indenture are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

The Trustee has in the past provided and may from time to time in the future provide trustee, registrar, exchange agent, paying agent and other services to the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of October 10, 2013, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, certain subsidiaries of the Operating Partnership, and Wilmington Trust, National Association, as trustee. (Incorporated by reference to Exhibit 4.1 of Medical Properties Trust, Inc. and MPT Operating Partnership, L.P.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2013.)

4.2*	Tenth Supplemental Indenture, dated as of July 22, 2016, by and among MPT Operating Partnership, L.P. and MPT Finance Corporation, as issuers, Medical Properties Trust, Inc., as parent and guarantor, and Wilmington Trust, National Association, as trustee.

4.3	Form of Note (included in Exhibit 4.2 above)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.

Date: July 22, 2016

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Indenture, dated as of October 10, 2013, among Medical Properties Trust, Inc., MPT Operating Partnership, L.P., MPT Finance Corporation, certain subsidiaries of the Operating Partnership, and Wilmington Trust, National Association, as trustee. (Incorporated by reference to Exhibit 4.1 of Medical Properties Trust, Inc. and MPT Operating Partnership, L.P.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2013.)

4.2*	Tenth Supplemental Indenture, dated as of July 22, 2016, by and among MPT Operating Partnership, L.P. and MPT Finance Corporation, as issuers, Medical Properties Trust, Inc., as parent and guarantor, and Wilmington Trust, National Association, as trustee.

4.3	Form of Note (included in Exhibit 4.2 above)

*	Filed herewith.